Corporate and Group information	6 Months Ended
Jun. 30, 2025
Corporate and Group Information [Abstract]
Corporate and Group information
1. Corporate and Group information
1.1. General information
Lifezone Metals Limited ("Lifezone Metals") is a limited company incorporated and domiciled in the Isle of Man, whose ordinary shares are publicly traded on the New York Stock Exchange ("NYSE") under the trading symbol "LZM". Lifezone Metals' warrants trade on the NYSE under the symbol "LZMW".
Lifezone Metals' registered office is located at 2nd Floor, St George’s Court, Upper Church Street, Douglas, IM1 1EE, Isle of Man.
The unaudited consolidated interim financial statements of Lifezone Metals for the six months ended June 30, 2025, were authorized for release in accordance with a resolution of the Directors of Lifezone Metals on August 11, 2025.
1.2. Business overview
Lifezone Metals' together with all of its subsidiaries (“Lifezone”) is committed to delivering cleaner and more responsible metals production and recycling. Through the application of our Hydromet Technology, we offer the potential for lower energy consumption, lower emissions and lower cost metals production compared to traditional smelting.

The Kabanga Nickel Project in Tanzania is our flagship project and is considered to be one of the world's largest and highest-grade development-ready nickel sulfide deposits. It is a well-advanced project with more than $420 million invested by Lifezone Metals and previous stakeholders. The Kabanga Nickel Project represents an opportunity to develop a large-scale, long-life, high-grade nickel, copper and cobalt Mineral Reserve with robust economics, with a well laid out development path backed by an experienced technical and management team.

We released the Initial Assessment in the first half of 2025, followed by the Feasibility Study (“FS”) on July 18, 2025 and marking a significant and historic milestone in the nearly five-decade journey of the Kabanga Nickel Project. The FS outlines a development plan for the Kabanga Nickel Project, focused on the construction and operation of a 3.4 million tonnes per annum underground mine and concentrator. The economic results highlight the project’s potential to deliver attractive returns over a long life, supported by high-grade Mineral Reserve and Resources and a low-cost operating profile. The proposed hydrometallurgical refinery at Kahama, located in the Buzwagi Special Economic Zone, remains an important strategic component of Lifezone’s vertically integrated development plan, although it was not included in the scope of the FS. Our partnership with the Government of Tanzania has been instrumental in advancing the project, and Lifezone remains aligned in our commitment to responsible development and long-term value creation

Through our US-based recycling partnership, we are working to demonstrate that our Hydromet Technology can process and recover Platinum Group Metals ("PGM") from responsibly sourced spent Automotive Catalytic Converters ("Autocats"). Our process is expected to be cleaner and more efficient than conventional smelting and refining methods, supporting a circular economy for precious metals.

1.3. Hydromet Technology overview
Lifezone’s Hydromet Technology is amenable to processing and refining metals from sulfide minerals containing nickel, copper, cobalt, platinum, palladium, rhodium and gold. As of June 30, 2025, Lifezone holds 181 patents and has 80 additional applications in progress in a total of 93 countries relating to Lifezone’s suite of Hydromet Technology and associated processes. These are categorized into six key technology families of principal patents.

Compared to traditional pyrometallurgical smelting and refining technologies, Lifezone’s Hydromet Technology is expected to produce less carbon dioxide emissions per ton of metal produced and zero sulfur dioxide emissions, be more capital and operating cost efficient, have faster processing times and enable fully traceable refined metals to enable enhanced supply chain transparency.
On July 18, 2023, Lifezone acquired The Simulus Group Pty Limited (“Simulus”), a leading hydrometallurgical laboratory and engineering company located in Perth, Australia. Prior to the acquisition, Simulus generated revenue by providing external hydrometallurgical test work and engineering services to a broad range of clients in the mining industry, including Lifezone. As of June 30, 2025, the primary activity at the Simulus laboratory has been the construction and operation of two Hydromet pilot plants at its premises in Perth for our two core commercial projects, the Kabanga Nickel Project and the recycling of PGMs from Autocats in the United States. As these projects move into the next stages of development, we expect a reduction in the demand for Simulus's service for these internal projects. Consequently, the business will be proactively pursuing new third-party clients to provide revenue-generating bespoke test work and engineering services for external clients.

Lifezone is focused on commercializing its Hydromet Technology across the metals and mining industry. Research and development are continuous alongside the broadening of Lifezone’s intellectual property portfolio through applications for additional patents to be applied to new opportunities in other metal groups and deposit types. Lifezone seeks to ensure that its proprietary Hydromet Technology remains secure through patent applications.

1.4. Kabanga Nickel Project
Lifezone’s primary metals asset is the Kabanga deposit in north-west Tanzania. Approximately 340 kilometers away from Kabanga, in Kahama, a hydrometallurgical refinery is anticipated to be constructed to unlock a new source of fully traceable, mine to market battery-grade nickel and cobalt sulfate products and London Metal Exchange Grade copper cathode to empower Tanzania to achieve full in-country value creation. The refinery is expected to be located at a brownfield site in Kahama with existing infrastructure, a trained workforce and nearby rail, roads and airstrip.

In October 2021, Special Mining License (“SML”) was issued by the government of Tanzania for the Kabanga deposit area. Subsequently, in March 2024, a Refining License was issued at the proposed refinery location in Kahama. The Government of Tanzania is a 16% shareholder in the Kabanga Nickel Project with a non-dilutable interest via its holding in Tembo Nickel Corporation Limited (“TNCL”). As of June 30, 2025, the remaining 84% in TNCL was owned by Kabanga Nickel Limited (“KNL”), whose shareholders were Lifezone (83%) and BHP Billiton (UK) DDS Ltd (“BHP”) (17%).

On July 18, 2025 Lifezone entered into a definitive agreement with BHP to acquire BHP’s 17% equity interest in KNL. As a result of the transaction Lifezone now owns 100% of KNL and all existing agreements with BHP, including the T2 Option Agreement (the equity option agreement dated October 14, 2022, as amended on February 8, 2023, entered into between BHP, LZL and KNL, pursuant to which BHP had the option to consummate a further investment in KNL, subject to certain conditions being satisfied), are terminated. Lifezone has assumed full control of 100% of the offtake from the Kabanga Nickel Project. As consideration, a fixed cash payment of $10 million is payable by Lifezone within 30 days after the earlier of: (i) 12 months after the Final Investment Decision at Kabanga; or (ii) once Lifezone has raised $250 million in aggregate funding (whether through equity, debt or alternative sources). A second deferred cash payment is payable within 30 days after the period of 12 months following the achievement of first commercial production. This amount is indexed to Lifezone’s share price performance, with a reference share price of $4.16 per share and a reference amount of $28 million. The maximum amount of total consideration payable by Lifezone is limited to $83 million, or reduced to $75 million if a Resettlement Action Plan ("RAP") Trigger Event occurs.

On July 18, 2025 the Feasibility Study for the Kabanga Nickel Project was released and is a major milestone in the advancement of the Kabanga Nickel Project. The Feasibility Study builds on the foundation established by the Initial Assessment and focuses on the initial development phase of Kabanga, which includes a 3.4 million tonnes per annum mechanized underground mine, concentrator, tailings storage facility and supporting infrastructure. Please refer to Management Discussion and Analysis for further details on the Initial Assessment and the Feasibility Study for the Kabanga Nickel Project.
With the release of the Feasibility Study, Lifezone’s Board of Directors has directed management to commence the execution readiness phase, including the project financing process leading to a Final Investment Decision, and to begin early works and infrastructure development. During this execution readiness phase, Lifezone will advance pending permitting, remaining approvals and commercial tenders, while finalizing technical work to support critical path construction activities. A diversified funding strategy is underway, and discussions are ongoing with strategic investors, off-takers of concentrate and lenders. Kabanga’s strong economics and alignment with global critical minerals priorities positions it well for sustainable financing.

1.5. Platinum, palladium and rhodium recycling project in the United States
Lifezone’s Hydromet Technology intellectual property was initially developed from test work on PGM mineral concentrates, and the first test work and scoping study was undertaken in 2014 to demonstrate the successful recovery of PGMs from spent automotive catalytic converters. Today, more than 20% of the global PGM supply is derived from the secondary autocat recycling market.
Recycling is expected to play an important role as an alternative supply of critical metals. However, current recycling practices, involving conventional smelting and refining, compound the carbon dioxide emissions intensity of metal units. Through the application of its Hydromet Technology, Lifezone intends to break this energy-intensive and pollutive recycling chain by providing a cleaner, lower emissions and responsibly sourced recycling solution.
In partnership with Glencore, a major and diversified participant in global commodities, Lifezone is evaluating the design and construction of a commercial-scale hydromet PGM recycling facility in the United States to recycle PGMs from autocat material.
In January 2024, Lifezone and Glencore each funded $1.5 million into a newly established US Lifezone group entity, Lifezone Recycling US, LLC, with proceeds designated towards the pilot program. In May 2025, Lifezone invested a further $2 million into Lifezone Recycling US, LLC towards completion of the pilot testwork program and a feasibility study aiming to demonstrate the effectiveness of Lifezone’s Hydromet Technology to recover and refine PGMs from Autocats and will inform Glencore and Lifezone’s final investment decision to construct the first hydromet PGM recycling facility in the US. The feasibility study is expected to be completed in the second half of 2025. As at June 30, 2025 Glencore holds approximately 5.56% (June 30, 2024: 6%) interest in Lifezone Recycling US, LLC.